UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

REMEC, INC.

(Exact name of registrant as specified in its charter)

California	1-16541	95-3814301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 Via de la Valle, San Diego, CA	92014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 505-3713

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On October 15, 2004, REMEC, Inc., a California corporation (“REMEC”) completed the sale to Spectrum Control, Inc., a Pennsylvania corporation (“Spectrum”) of substantially all of the assets and certain liabilities of its components business unit (“Components”) pursuant to an Asset Purchase Agreement (the “Agreement”) between REMEC and Spectrum. The Agreement was entered into on October 15, 2004. The aggregate purchase price for the sale was $8,000,000. In addition to such purchase price, Spectrum agreed to pay REMEC an amount equal to 50% of the excess of the aggregate gross sales for bona fide accepted customer orders placed with Components during in the fourth calendar quarter of 2004 over $2,500,000, if any, and an amount equal to 50% of the excess of the aggregate gross sales for bona fide accepted customer orders place with Components in the first calendar quarter of 2005 over $2,500,000, if any. The assets acquired pursuant to the Agreement include certain inventory, equipment and tangible personal property located in both Palm Bay, Florida and Milpitas, California, certain real property and improvements located in Palm Bay, Florida, the accounts receivable of Components, certain contracts and purchase orders, as well as certain intellectual property. The Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference in its entirety.

REMEC and Spectrum also entered into certain ancillary agreements pursuant to the Agreement, including a manufacturing agreement pursuant to which REMEC will manufacture certain products for Spectrum and a license agreement pursuant to which Spectrum will license back to REMEC certain technology included in the assets acquired by Spectrum.

A press release describing the transactions under the Agreement was issued on October 18, 2004 and is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Forward-Looking Statements. Statements in the press release and other exhibits attached hereto that are not historical are forward-looking statements, which involve known and unknown risks and uncertainties. Actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including, general and industry economic conditions, competition, development factors, operating costs and other risks and uncertainties that are detailed from time to time in REMEC’s filings with the Securities and Exchange Commission.

Item 9.01 Exhibits.

(c) Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1	Asset Purchase Agreement between REMEC, Inc. and Spectrum Control, Inc. dated October 15, 2004 (Exhibits and Schedules Omitted)*

99.1	Press Release, dated October 18, 2004

*	REMEC agrees to furnish to the Commission, upon request, a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: October 15, 2004	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement between REMEC, Inc. and Spectrum Control, Inc. dated October 15, 2004 (Exhibits and Schedules Omitted)

99.1	Press release, dated October 18, 2004